UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
May 3, 2020
Date of Report (Date of earliest event reported)
CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36330	26-1989091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)
(415) 829-1400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)
Not applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	CSLT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 5, 2020, Castlight Health, Inc. (the “Company”), Jiff Inc. (“Jiff”) and Silicon Valley Bank (the “Bank”) entered into a Third Amended and Restated Loan and Security Agreement (the “Amended Loan Agreement”) amending and restating its existing Second Amended and Restated Loan and Security Agreement, dated as of April 3, 2017, by and among the Bank, the Company and Jiff (as amended, the “Prior Loan Agreement”). Under the Amended Loan Agreement, Bank agreed to extend a revolving credit facility to the Company of $25 million.

The Amended Loan Agreement contains customary affirmative and negative covenants, including covenants that limit or restrict the Company’s ability to, among other things, incur indebtedness, grant liens, merge or consolidate, dispose of assets, pay dividends or make distributions, make investments or acquisitions and enter into certain transactions with affiliates, in each case subject to customary exceptions for a loan agreement of this size and type. Castlight is also required to maintain compliance with liquidity ratios.

The Amended Loan Agreement contains customary events of default such as, among others, non-payment defaults, defaults due to the inaccuracy of representations and warranties, covenant defaults, insolvency defaults, material judgment defaults and a default due to a material adverse change. The occurrence of an event of default could result in the acceleration of all outstanding obligations under the Amended Loan Agreement.

The foregoing description is qualified in its entirety by reference to the Third Amended and Restated Loan and Security Agreement, which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2020, the Company issued a press release announcing its financial results for the three months ended March 31, 2020. The press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 3, 2020, the Board approved and on May 7, 2020 the Company announced that Helen Kotchoubey, its Executive Vice President, Chief Operating Officer, would be departing, effective as of May 29, 2020. In connection with Ms. Kotchoubey’s departure, the Company expects to enter into a Separation Agreement with Ms. Kotchoubey on her last day of service that will provide for the severance benefits to which Ms. Kotchoubey is entitled under her executive severance agreement with the Company, as well as premiums to continue coverage under the Consolidated Omnibus Budget Reconciliation Act for four months, in each case, subject to Ms. Kotchoubey executing and not revoking a release of claims in favor of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit  Description

10.1 Third Amended and Restated Loan and Security Agreement, entered into as of May 5, 2020 by and among Silicon Valley Bank, Jiff, Inc. and Castlight Health, Inc.
99.1 Press Release, dated May 7, 2020, entitled “Castlight Health Announces First Quarter 2020 Results”.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s future financial and operating performance, including the effect of the COVID-19 pandemic on the Company’s business and U.S. economy; the Company’s efforts to reduce operating expenses in light of the ongoing economic challenges resulting from the COVID-19 pandemic; and the Company’s expected costs related to restructuring and related charges, including the timing of such charges. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks related to the impact of the COVID-19 pandemic, including business and government responses thereto, on its business, operations and the trading price of its Class B common stock and risks regarding its ability to forecast its performance due to the COVID-19 pandemic. The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the SEC. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date:	May 7, 2020	By:	/s/ Will Bondurant
Will Bondurant
Chief Financial Officer